EXHIBIT 10.7
                                                                    ------------

                           MGIC INVESTMENT CORPORATION
                      1991 STOCK INCENTIVE PLAN, AS AMENDED

          1. Purpose. The purpose of the MGIC Investment Corporation 1991 Stock Incentive Plan, as amended to March 6, 1997 and as proposed to be further amended in accordance with amendments adopted by the Board (as hereinafter defined) on March 6, 1997 (the "Amended Plan"), is to secure for MGIC Investment Corporation (the "Company") and its subsidiaries the benefits of the additional incentive inherent in the ownership of the Company's Common Stock, $1.00 par value (the "Common Stock"), by certain key employees and executive officers of the Company and its subsidiaries and directors of the Company, who are important to the success and the growth of the business of the Company and to help the Company secure and retain the services of such persons. In addition to granting stock options ("Options"), the Amended Plan provides for a deposit share program ("Deposit Share Program") and for the award of Common Stock, subject to certain terms, conditions and restrictions ("Restricted Stock"). It is intended that certain of the Options issued pursuant to the Amended Plan will constitute incentive stock Options ("Incentive Stock Options") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the remainder of the Options issued pursuant to the Amended Plan will constitute nonstatutory Options. The Options and Restricted Stock are hereinafter referred to collectively as "Awards".

          2. Administration.

          (a) Stock Award Committee. The Amended Plan shall be administered under the supervision of the Board of Directors of the Company (the "Board"), which shall exercise its powers, to the extent herein provided, through the agency of the Stock Award Committee (the "Committee"), which shall consist of at least two members and shall be appointed from among the members of the Board. Any member of the Committee may resign or be removed by the Board and new members may be appointed by the Board. Additionally, the Committee shall be constituted so as to satisfy at all times the outside director requirement of Code Section 162(m) and the regulations thereunder or any substitute provision therefor.

          (b) Rules and Regulations. The Committee, from time to time, may adopt rules and regulations for carrying out the provisions and purposes of the Amended Plan. The interpretation and construction of any provision of the Amended Plan by the Committee shall be final, conclusive and binding on all interested parties. In order to carry out its responsibilities, the Committee may execute such documents and enter into such agreements and make all determinations deemed necessary or advisable to effectuate the purposes of the Amended Plan.

          (c) Authority. The Committee shall have all the powers vested in it by the terms of the Amended Plan, such powers to include exclusive authority (subject to the terms of the Amended Plan and applicable law) to select the persons to be granted Awards under the Amended Plan, to determine the type, size and terms of Awards to be made to each person selected, to determine the time when Awards will be granted and to establish objectives and conditions for earning Awards. The Committee shall determine which Options are to be Incentive Stock Options and which are to be nonstatutory Options and shall in each case enter into a written Option agreement with the recipient  thereof  (an  "Option  Agreement")  setting  forth the terms and conditions  of the  grant  and  the  exercise  of the  subject  Option,  as determined by the Committee in accordance with the Amended Plan. To the extent that the aggregate fair market value of Common Stock with respect to which Incentive Stock Options under the Amended Plan and any other plans of the Company or its subsidiaries are exercisable by an Employee (as hereinafter defined) for the first time during any calendar year exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. To the extent the Code is amended from time to time to provide additional or different limitations on the grant of Incentive Stock Options, the foregoing limitation shall be considered to be amended accordingly. The Committee shall have full power and authority to administer and interpret the Amended Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Amended Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee's interpretation of the Amended Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it, shall be conclusive and binding on all parties concerned, including the Company, its subsidiaries, its shareholders, Participants (as defined in Section 4 below) and any employee of the Company or its subsidiaries. The Committee may delegate duties to any person or persons; provided, that, no delegation of duties is permitted with respect to (i) any grant, award or other acquisition from the Company if the person or persons to whom duties are delegated would not satisfy the standard of Rule 16b-3(d)(1) under the Securities Exchange Act of 1934, as amended, or any substitute provision therefor or the requirements of
     Section 162(m) of the Code and (ii) any disposition to the Company if the person or persons to whom duties are delegated would not satisfy the standard of Rule 16b-3(d)(1).

          (d) Records. The Committee shall maintain a written record of its proceedings. A majority of the Committee members shall constitute a quorum for any meeting. Any determination or action of the Committee may be made or taken by a majority of the members present at any such meeting, or without a meeting by a resolution or written memorandum concurred in by all of the members then in office.

          3. Stock Subject to Awards. The aggregate number of shares of Common Stock for which Awards may be granted under the Amended Plan shall not exceed 7,000,000 shares, subject to adjustment as provided in Section 8 below. If, and to the extent that, Options granted under the Amended Plan terminate or expire without having been exercised, or shares of Restricted Stock under the Amended Plan are forfeited, the shares covered by such terminated or expired Options or forfeited Restricted Stock, as the case may be, may be the subject of further grants under the Amended Plan. Restricted Stock granted under the Amended Plan and shares issued upon the exercise of any Option granted under the Amended Plan may be, at the Company's discretion, shares of authorized and unissued Common Stock, shares of issued Common Stock held in the Company's treasury or reacquired shares or any combination thereof. The foregoing notwithstanding, the maximum number of shares of Restricted Stock for which Awards may be granted is 400,000 shares.

          4. Persons Eligible. Under the Amended Plan, (i) Awards may be granted to any key employee or executive officer of the Company who is an employee of the Company or its subsidiaries, including any employee who is also a member of the Board (an "Employee") and (ii) shares of Restricted Stock shall be awarded to each Non-Employee Director under the Deposit Share Program, as provided herein. "Non-Employee Director" means a member of the Board who is not an employee of the Company or of any person, directly or indirectly, controlling, controlled by or under common control with the Company and is not a member of the Board representing a holder of any class of securities of the Company. In determining the Employees to whom Awards are to be granted and the number of shares to be covered by an Award, the Committee shall take into consideration the Employee's present and potential contribution to the success of the Company and such other factors as the Committee may deem proper and relevant. An Employee receiving an Award, and a Non-Employee Director receiving shares of Restricted Stock under the Amended Plan are individually hereinafter referred to as a "Participant". In no event may Awards be granted to any one Participant for more than twenty percent (20%) of the aggregate number of shares of Common Stock for which Awards may be granted under the Amended Plan, including for this purpose Awards granted to such Participant which are subsequently cancelled, forfeited or otherwise terminated.

          5. Provisions Applicable to Options.

          (a) Price and Type of Options. The purchase price of each share of Common Stock under any Option granted under the Amended Plan shall be as determined by the Committee in its sole discretion, but shall not be less than the Fair Market Value thereof (determined in a manner equivalent to the determination under Section 6(e), unless in the case of Incentive Stock Options, the Code requires a different method, in which case the method required by the Code shall be followed for Incentive Stock Options) on the date of grant. The type of Option granted shall be as determined by the Committee, but any Incentive Stock Options granted shall be subject to such terms and conditions as are required for the qualification as such by the Code on the date of grant. Any Options granted under the Amended Plan shall be clearly identified as Incentive Stock Options or nonstatutory stock Options.

          (b) Exercisability of Options. The Committee shall determine when and to what extent an Option shall be vested, including continuation of vesting after retirement at a specified age and with a specified number of years of service; and may provide for Options to be vested based upon such performance related goals as the Committee in its sole discretion deems appropriate ("Performance Goals"). The Committee may, in its sole discretion, also provide that some or all Options granted shall immediately become vested or exercisable as of a date fixed by the Committee upon a change in control of the Company as defined by the Committee or in the event of a sale, lease or transfer of all or substantially all of the Company's assets, equity securities or businesses, or merger, consolidation or other business combination of the Company. The Committee may also if it so elects make any such action contingent upon consummation of the event which prompted the action.

          (c) Termination of Options. The unexercised portion of any Option granted under the Amended Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

               (i) Thirty (30) days after the termination of the Participant's employment with the Company and all subsidiaries thereof for any reason (including, without limitation, disability, or termination by the Company and all subsidiaries thereof, with or without cause) other than by reason of the Participant's death, retirement from the Company and all subsidiaries thereof after reaching age 55 and after having been employed by the Company or any subsidiary thereof for at least seven (7) years or a leave of absence approved by the Company;

               (ii) (x) except as  provided  in (y),  three  hundred  sixty-five
          (365) days after the termination of the Participant's employment with the Company and all subsidiaries thereof by reason of the Participant's death, or by reason of the Participant's retirement from the Company and all subsidiaries thereof after reaching age 55 and after having been employed by the Company or any subsidiary thereof for at least seven (7) years; or (y) in the case of such retirement, such longer period as the Committee may provide for a Participant;

               (iii)Thirty (30) days after expiration or termination of a leave of absence approved by the Company unless the Participant becomes reemployed with the Company or any subsidiary prior to such 30-day period in which event the Option shall continue in effect in accordance with its terms;

               (iv)  The  expiration  of  the  Option  Period  (as   hereinafter
          defined); or

               (v) In whole or in part, at such earlier time or upon the occurrence of such earlier event as the Committee in its discretion may have provided upon the granting of such Option.

          (d) Term of Options. The term of each Option granted under the Amended Plan will be for such period (herein referred to as the "Option Period") of not less than seven (7) years and not more than ten (10) years as the Committee shall determine. With respect to Incentive Stock Options, such term may not exceed ten (10) years or such other term provided in the Code. Each Option shall be subject to earlier termination as described under "Termination of Options" in subparagraph (c) above. An Option shall be considered granted on the date the Committee acts to grant the Option or such date thereafter as the Committee shall specify.

          (e) Exercise of Options. Options granted under the Amended Plan may be exercised by the Participant, as to all or part of the shares covered thereby, in accordance with the terms of such Participant's Option Agreement. A partial exercise of an Option may not be made with respect to fewer than ten (10) shares unless the shares purchased are the total number then available for purchase under the Option. A Participant shall exercise such Option by delivering ten
(10) days' (or such shorter period as the Company shall permit) prior written notice of the exercise thereof on a form prescribed by the Company to the Secretary of the Company at its principal office, specifying the number of shares to be purchased. The purchase price of the shares as to which an Option shall be exercised shall be paid in full in cash or its equivalent at the time of exercise.

          The Participant shall be responsible for paying all withholding taxes, if any, applicable to any Option exercise and the Company shall have the right to take any action necessary to insure that the Participant pays the required withholding taxes. Upon payment of the Option purchase price and the required withholding taxes, the Company shall cause a certificate for the shares so purchased to be delivered to the Participant.

          (f) Stock Withholding. Notwithstanding the terms of subparagraph (e) above, a Participant shall be permitted to satisfy the Company's withholding tax requirements by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant or to deliver to the Company shares of Common Stock having a fair market value on the date income is recognized pursuant to the exercise of an Option equal to the amount required to be withheld. The election shall be made in writing and shall be made according to such rules and in such form as the Committee may determine.

          (g) Exercise of Options following Participant's Death. If a Participant dies ("Deceased Participant") while in the employ of the Company, or during any longer period applicable to a Deceased Participant under Section 5(c)(ii)(y), and if the Deceased Participant's death occurs prior to the date the Option terminates, regardless of whether the Option is subject to exercise under the terms of the Option, such Option shall become immediately vested and exercisable by the personal representative of the Deceased Participant or the person to whom the Deceased Participant's rights under the Option would be transferred by law or applicable laws of descent and distribution. The Committee may also provide as to Options outstanding as of January 1, 1994 for a right to surrender the Option to the Company at a price equal to the difference between the aggregate Option price and the fair value of the Common Stock subject to the Option as of the Deceased Participant's death. The surrender shall also be subject to such terms and conditions as are determined by the Committee and set forth in the Option Agreement.

          (h) Non-Transferability of Options. Except to the extent as may be permitted under rules established by the Committee, an Option or any right evidenced thereby shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by him or by his guardian or legal representative.

          (i) Rights of Participant. The Participant shall have none of the rights of a shareholder of the Company with respect to the shares subject to any Option granted under the Amended Plan until a certificate or certificates for such shares shall have been issued upon the exercise of any Option.

          6. Restricted Stock Awards. The Committee may make awards of Restricted Stock ("Restricted Stock Awards") to Participants who are Employees, and shall make Awards to Non-Employee Directors, subject to the provisions of this Section 6.

          (a) Restricted Stock Agreements. Restricted Stock Awards shall be evidenced by Restricted Stock agreements ("Restricted Stock Agreements") which shall conform to the requirements of the Amended Plan and may contain such other provisions (such as provisions for the protection of Restricted Stock in the event of mergers, consolidations, dissolutions and liquidations affecting either the Restricted Stock Agreement or the Common Stock issued thereunder) as the Committee shall deem advisable.

          (b) Payment of Restricted Stock Awards. Restricted Stock Awards shall be made by delivering to the Participant or an Escrow Agent (as defined below) a certificate or certificates for such shares of Restricted Stock of the Company, as determined by the Committee ("Restricted Shares"), which Restricted Shares shall be registered in the name of such Participant. The Participant shall have all of the rights of a holder of Common

          Stock with respect to such Restricted Shares except as to such restrictions as appear on the face of the certificate. The Committee may designate the Company or one or more of its employees to act as custodian or escrow agent for the certificates ("Escrow Agent").

          (c) Terms, Conditions and Restrictions. Restricted Shares shall be subject to such terms and conditions, including vesting and forfeiture provisions, if any, and to such restrictions against resale, transfer or other disposition as may be provided in this Amended Plan and, consistent therewith, as may be determined by the Committee at such time as it grants a Restricted Stock Award to a Participant. Any new or different Restricted Shares or other securities resulting from any adjustment of such Restricted Shares pursuant to Section 8 hereof shall be subject to the same terms, conditions and restrictions as the Restricted Shares prior to such adjustment. The Committee may in its discretion, remove, modify or accelerate the release of restrictions on any Restricted Shares as it deems appropriate. In the event of the Participant's death, all transfers or other restrictions to which the Participant's Restricted Shares are subject shall immediately lapse, and the Deceased Participant's legal representative or person receiving such Restricted Shares under the Deceased Participant's will or under the laws of descent and distribution shall take such Restricted Shares free of any such transfer or other restrictions.

          (d) Dividends and Voting Rights. Except as otherwise provided by the Committee, during the restricted period the Participant shall have the right to receive dividends from and to vote the Participant's Restricted Shares.

          (e) Deposit Share Program. Subject to the provisions set forth below and subject to rules established by the Committee, pursuant to the Company's Deposit Share Program, (1) Employees may elect to acquire shares of Common Stock with a Fair Market Value up to a percentage designated by the Committee of cash bonuses under the Company's incentive compensation programs designated by the Committee, and (2) Non-Employee Directors shall be entitled to acquire shares of Common Stock with a Fair Market Value equal to up to 100% of the compensation of such Non-Employee Director for service as a director of the Company, including for service as a member of a Committee of the Board, during the preceding calendar year (in each case, "Deposit Shares"). Deposit Shares shall be issued in an amount which the Deposit Share Participant (as defined in Section 6(e)(i) below) elects to use to acquire Common Stock (subject to limits provided in this Section 6(e)) divided by the Fair Market Value of a share of Common Stock on the Award Date (as defined in Section 6(e)(ii) below). For purposes hereof, the term "Fair Market Value" shall be as determined by the Committee, except that during any period the Common Stock is traded on a recognized exchange, Fair Market Value shall be based upon the last sales price of Common Stock on the principal securities exchange on which the same is traded on the Award Date or if no sales of Common Stock have taken place on such date, the last sales price on the first date following the Award Date on which sales occur. Deposit Share Participants electing to deposit Deposit Shares with the Company under the Deposit Share Program and receive Restricted Stock Awards in connection therewith shall do so as follows:

          (i) The Committee shall notify each Participant who is an Employee selected to participate in the Deposit Share Program and each Non-Employee Director (such Employees and Non-Employee Directors together referred to as "Deposit Share Participants") of the maximum amount which they are permitted to use to acquire Common Stock to be deposited with the Escrow Agent, and Deposit Share Participants may choose to deposit any number of Deposit Shares they are permitted to deposit under the Committee rules (Deposit Shares so acquired and deposited are herein sometimes referred to as the "Original Deposit").

          (ii) Deposit Share Participants must make their irrevocable election on or before the date designated by the Committee or if no date is designated, then at least thirty (30) days prior to the Award Date. The Award Date ("Award Date") for each year in which a Deposit Share Participant is eligible to receive Deposit Shares shall be February 15, or the Monday following February 15 in any year in which February 15 falls on a Saturday or Sunday, unless the Committee designates a different Award Date. The Award Date for Employees and Non-Employee Directors need not be the same. The Committee shall have the discretion to waive any date or deadline established pursuant to this section. The Committee may also allow a Deposit Share Participant who is an Employee to acquire Deposit Shares in lieu of a bonus, or to deliver a check equal to the dollar amount of bonuses for which the Deposit Share Participant may purchase Deposit
     Shares, in which case the full amount of the cash bonus (less applicable withholding) will be paid to the Employee and the Employee shall deliver a check to the Company, subject to the limitations established by the Committee.

          (iii) All elections shall be in writing and filed with the Committee or its designee. Such elections may, if permitted by the Committee, also specify one of the following alternatives regarding the manner in which dividends are paid on all deposited stock (including Deposit Shares, shares purchased with dividends, if any, and matching Restricted Shares (but only if the Committee allows dividends on such Restricted Shares to be paid and credited)):

               (1) Dividends shall be accumulated by the Escrow Agent for the purchase of additional shares for the Deposit Share Participant's account; or

               (2) Dividends shall be paid currently to the Deposit Share Participant.

     A Deposit Share Participant shall be deemed to have elected Alternative (1) unless or until the Deposit Share Participant delivers written notice to the Company selecting Alternative (2) as the method by which dividends are to be paid and credited.

          (iv) As soon as practicable following an Original Deposit, the Company shall match the Deposit Shares deposited with the Escrow Agent for the Deposit Share Participant's account by depositing (1) for an Employee, up to one (1) Restricted Share for each Deposit Share in the Original Deposit, as determined by the Committee, and (2) for a Non-Employee Director, one and one-half (1-1/2) Restricted Share for each Deposit Share in the Original Deposit. Restricted Shares shall be distributed to the Deposit Share Participant entitled thereto as promptly as practicable after they vest.

          (v) With respect to Employees, the Restricted Shares deposited by the Company shall vest in accordance with the schedule determined by the Committee. With respect to Non-Employee Directors, the Restricted Shares shall vest on the third anniversary of the date of the Award. Awards of Restricted Stock that are not vested shall be forfeited upon the Non-Employee Director ceasing to be a director of the Company for any reason, except in the case of death, as hereinafter provided in Section 6
     (e) (ix), except in the case of a Permissible Event (as hereinafter defined) or except as otherwise provided by the Committee. If a Non-Employee Director ceases to be a director by reason of a Permissible Event, the Restricted Shares shall continue to vest during the balance of the three-year vesting period if (1) no later than the date on which the Non-Employee Director ceases to be a director of the Company, the Non-Employee Director enters into an agreement approved by the Committee under which the Non-Employee Director agrees not to compete with the Company or its subsidiaries during the balance of such period and (2) the Non-Employee Director complies with the agreement. Any Restricted Shares that do not vest by reason of a Permissible Event shall be forfeited unless otherwise provided by the Committee. A Permissible Event shall be any termination of service as a director of the Company by reason of:

               (1) the Non-Employee Director being ineligible for continued service as a director of the Company under the Company's retirement policy; or

               (2) the Non-Employee Director's taking a position with or providing services to a governmental, charitable or educational institution whose policies prohibit continued service on the Board or due to the fact that continued service as a director would be a violation of law.

     The Company may, in its sole discretion, provide that some or all Restricted Stock shall immediately become vested in the circumstances with respect to immediate vesting of Options contemplated by Section 5(b).

          (vi) Shares purchased with dividends paid on deposited stock (Original Deposit, Restricted Stock or any shares purchased with dividends) may be withdrawn from a Deposit Share Participant's account at any time.

          (vii) A Deposit Share Participant's interests in the Original Deposit or the Restricted Stock may not be sold, pledged, assigned or transferred in any manner, other than by will or the laws of descent and distribution, so long as such shares are held by the Escrow Agent, and any such sale, pledge, assignment or other transfer shall be null and void; provided, however, a pledge of the Deposit Share Participant's interest in the Original Deposit or a transfer of such Participant's interest in the Original Deposit (any permitted transfer not being considered a withdrawal of the Original Deposit) or in the Restricted Stock may be permitted in accordance with rules which the Committee may establish. To the extent Restricted Shares become vested, at the same time as Restricted Shares are released by the Escrow Agent, the Escrow Agent shall also release a percentage (computed to the nearest whole percent) of the Original Deposit equal to the number of Restricted Shares then being released, divided by the number of Restricted Shares deposited by the Company with respect to the Original Deposit.

          (viii) Any or all of the Original Deposit may be withdrawn at any time. Such withdrawal shall cause a forfeiture of any non-vested Restricted Shares attributable to the Deposit Shares being withdrawn. Any Deposit Shares withdrawn shall be deemed to have been withdrawn under Section 6(e)(vi) to the extent there are any such shares, and then under this
     Section 6(e)(viii).

          (ix) In the event the employment with the Company or its subsidiaries of a Deposit Share Participant who is an Employee is terminated during the vesting period by reason of the Deposit Share Participant's death, the vesting requirements shall be deemed fulfilled upon the date of such termination of employment. In the event a Non-Employee Director's service as a director of the Company is terminated during the vesting period by reason of the Non-Employee Director's death, the vesting requirements shall be deemed to be fulfilled on the date of such termination of service.

          (x) In the event the employment with the Company and its subsidiaries of a Deposit Share Participant who is an Employee is terminated during the vesting period for any reason other than death, the Restricted Shares, to the extent not otherwise vested, shall automatically be forfeited and returned to the Company unless the Committee shall, in its sole discretion, otherwise provide.

          (xi) At the request of a Non-Employee Director who has during the preceding calendar year elected to defer compensation described in the first sentence of Section 6(e) into Phantom Stock (as defined below), the amount that would otherwise be deposited shall be reduced by the amount specified by such Director up to the amount of compensation so deferred (the "Reduction Amount"). For purposes of determining the number of shares of Restricted Stock to be matched for such a Director under Section 6(e)(iv), the Original Deposit shall be deemed to be equal to the sum of the amount, if any, actually deposited plus the Reduction Amount, divided by the Fair Market Value. For all other purposes of Section 6(e), (A) in the case of a Non-Employee Director who makes an actual deposit and also has a Reduction Amount, the Original Deposit shall be determined only with respect to the amount actually deposited, and (B) a Non-Employee Director who makes no actual deposit shall be deemed to have no Original Deposit. "Phantom Stock" means a phantom stock account with respect to shares of Common Stock under a deferred compensation plan of the Company that provides that no distribution or transfer may be made from such account during the vesting period applicable to the Non-Employee Director under
     Section 6(e)(v) above other than a distribution arising from the Non-Employee Director ceasing to be a director of the Company.

          7. Right to Terminate Employment. Nothing in the Amended Plan or in any Award granted under the Amended Plan to a Participant who is an Employee shall confer upon any such Participant the right to continue in the employment of the Company or affect the right of the Company to terminate such a Participant's employment at any time, nor cause any Award granted to become exercisable as a result of the election by the Company of its right to terminate at any time the employment of such a Participant subject, however, to the provisions of any agreement of employment between the Company and such Participant. Nothing in the Amended Plan or in any Award of Restricted Stock under the Amended Plan to a Participant who is a Non-Employee Director shall confer upon such Director the right to continue as a member of the Board.

          8. Dilution and Other Adjustments. In the event of any change in the outstanding shares of the Company ("capital adjustment") for any reason including, but not limited to, any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, an adjustment in the number or kind of shares of Common Stock subject to, the Option price per share under, and (if appropriate) the terms and conditions of, any outstanding Award, shall be modified or provided for by the Committee in a manner consistent with such capital adjustment, and the shares reserved for issuance under this Amended Plan shall likewise be modified. The determination of the Committee as to any such adjustment shall be conclusive and binding for all purposes of the Amended Plan.

          9. Form of Agreements with Participants. Each Option Agreement and/or Restricted Stock Agreement to be executed by a Participant shall be in such form as the Committee shall in its discretion determine.

          10. Legend on Certificates; Restrictions on Transfer. The Company may, to the extent deemed necessary or advisable, endorse an appropriate legend referring to any restrictions imposed by state law or the Securities Act of 1933, as amended, upon the certificate or certificates representing any shares issued or transferred to the Participant pursuant to Awards.

          11. Securities Act Compliance. Notwithstanding any provision of the Amended Plan to the contrary, the Committee shall take whatever action it may consider necessary or appropriate to comply with the Securities Act of 1933, as amended, or any other then applicable securities law, including limiting the granting and exercise of Options or the issuance of shares thereunder.

          12. Amendment, Expiration and Termination of the Amended Plan. Under the Amended Plan, Awards may be granted at any time and from time to time before the tenth anniversary date of adoption of amendments to this Plan by the Company's Board of Directors on January 27, 1994 (the date on which this Plan was last previously amended) at which time the Amended Plan will expire, except as to Awards then outstanding. The foregoing notwithstanding, no Incentive Stock Options may be granted after January 1, 2001. The Amended Plan will remain in effect with respect to outstanding Awards until such Awards have been exercised or have expired, as the case may be. The Amended Plan may be terminated or modified at any time by the Board of Directors before the expiration of the Amended Plan, except with respect to any Awards then outstanding under the Amended Plan, provided that any increase in the maximum number of shares subject to Awards specified in Section 3 or in Section 4 hereof shall be subject to the approval of the Company's shareholders unless made pursuant to the provisions of
Section 8 hereof. No amendment of the Amended Plan shall adversely affect any right of any Participant with respect to any Award theretofore granted under the Amended Plan.

          13.  Effective  Date.  If the  Amended  Plan  is not  approved  by the
Company's shareholders prior to September 1, 1997, the MGIC Investment Corporation 1991 Stock Incentive Plan as in effect immediately prior to March 6, 1997 shall remain in effect and shall not be deemed to have been amended.

          14. Governing Law. The Amended Plan and any Option Agreement and/or Restricted Stock Agreement shall be governed by and construed in accordance with the internal substantive laws, and not the choice of law rules, of the State of Wisconsin.